EXHIBIT 10.10

                     Dated          14th  July            1992


                          SLOUGH TRADING ESTATE LIMITED

                                       and

                             LUCAS SCHAEVITZ LIMITED

                                DEED OF VARIATION

                                  in respect of

                         Buildings 543/544 Ipswich Road,
                       Trading Estate, Slough, Berkshire.

                            Slough Properties Limited
                                 234 Bath Road,
                                 Slough. SL1 4EE

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THIS  DEED  is  made  the     14th     day  of     July     1992


Particulars  and  Interpretation

IN THIS DEED the following expressions shall have the meanings herein ascribed to them:

1.1     "the  Landlord"          SLOUGH   TRADING   ESTATE   LIMITED    (Company
                                 Registration      Number     1184323)     whose
                                 registered office is  at 234 Bath  Road  Slough
                                 SL1 4EE

1.2     "the  Tenant"            LUCAS SCHAEVITZ  LIMITED  (Company Registration
                                 Number 705542) whose registered office is at 543 lpswich Road Trading Estate Slough SL1 4EG


1.3     "the  Premises"          Building  numbers  543/544 Ipswich Road Trading
                                 Estate  Slough  Berkshire


1.4     "the  Lease"             a Lease made the  14th  September  1977 between
                                 (1) The Landlord  (2)  The  Tenant  then  named
                                 Schaevitz   E.M.   Limited   and   (3)  Electro
                                 Mechanisms  Holdings  Limited

1.5     "the  Term"              25  Years  with  effect  from  24th  June 1977


2.      Recitals

2.1     This  Deed  is  supplemental  to  the  Lease

2.2 Schaevitz E.M. Limited to whom the Lease was granted is now named Lucas Schaevitz Limited

2.3 The parties hereto have agreed to vary the Lease in manner hereinafter appearing

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3.      NOW THIS  DEED  WITNESSETH  that  it  is  mutually  agreed  as follows:-


3.1 The Lease shall be varied and henceforth be construed and take effect as if:-

        3.1.1 sub-clause 2(13) thereof was omitted and the following sub-clause 2(13) substituted therefor

               "2(13) Not to carry on or permit or suffer to be carried on upon the demised premises any noxious or offensive trade or business nor to suffer the use of any part of the demised premises outside the demised building for the storage there of anything nor to use the demised premises or any part thereof or (subject to sub-clause (17) hereof) suffer or permit the same to be used for any other purpose than that of manufacturers of scientific equipment or such other purpose within Class B1(C) of the Schedule to the Town and Country Planning (Use Classes) Order 1987 (as amended or replaced from time to time) as the Landlord may first approve in writing (such approval not to be unreasonably withheld)"

        3.1.2 sub-clause 2(21)(A) thereof was omitted and the following sub-clause 2(21)(A) substituted therefor

               "2(21)(A) Not to assign underlet or part with the possession of the demised premises or any part thereof without the previous consent in writing of the Landlord (but such consent shall not. be unreasonably withheld to an assignment or underletting of the whole of the said premises to a respectable and responsible assignee or undertenant) nor without such consent to permit or suffer any such dealing with or under a permitted underlease or other derivative interest in respect of the whole of the demised premises"

        3.1.3 sub-clause 4(4) was omitted and the Lease shall in all respects operate as if the said sub-clause was deleted therefrom


4.     Save  as  hereby  varied  the Lease shall remain in full force and effect


IN WITNESS whereof the parties hereto have executed this document as a deed the date first above written

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THE  COMMON  SEAL  of  SLOUGH     )
TRADING  ESTATE  LIMITED  was     )
affixed to this deed in  the      )
presence  of:-                    )


         /S/                        Director

                                    Secretary

                                    ---------

         /S/                        Director